UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                  April 4, 2001
                            -----------------------
                                 Date of Report



                                 Rent-Way, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                  000-22026                 25-1407782
----------------------------  ------------------------     ---------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
              of corporation)                                Identification No.)





One RentWay Place, Erie, Pennsylvania                            16505
----------------------------------------                      ------------
(Address of principal executive offices)                       Zip Code



Registrant's telephone number, including area code:         (814) 455-5378
                                                          ------------------

Item 5.           Other Events

                      Rent-Way Strengthens Management Team
                        Hires Veteran Financial Executive

     Erie, Pennsylvania, April 4, 2001 -- Rent-Way Inc. (NYSE:RWY) announced today that it has hired John Lombardi as Vice President, Corporate Controller, and Chief Accounting Officer. Most recently, he served as CFO and Treasurer at Community Rehab Centers, Inc., Boston, Massachusetts. William E. Morgenstern, Chairman and CEO of Rent-Way, stated, "We are delighted to add John to our senior management team. He provides us with extensive experience in implementing best practice accounting systems and policies and will play a central role in our ongoing effort to tightly manage all internal financial data and accounting activities in our company. We welcome his expertise, which he has developed in his work as a senior financial executive, consultant and auditor."

     Prior to joining Community Rehab Centers, he served as CFO and Treasurer of Northstar Health Services Inc. A CPA, Mr. Lombardi worked in public accounting at Arthur Andersen for nearly 10 years as a senior manager in the firm's audit and business advisory practice. During this time, he performed financial audits, due diligence investigations, cost-productivity reviews, and internal control studies. He received his B.S. in Accounting from Gannon University.

     Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,138 stores in 42 states.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Rent-Way, Inc.
                             ----------------------
                                  (Registrant)




       April 4, 2001                       /s/William E. Morgenstern
   -------------------------          ---------------------------------------
           Date                                     (Signature)
                                              William E. Morgenstern
                                       Chairman and Chief Executive Officer





       April 4, 2001                        /s/William A. McDonnell
   --------------------------         ---------------------------------------
            Date                                    (Signature)
                                               William A. McDonnell
                                                Vice President and
                                             Chief Financial Officer